UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014
____________________

KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)
____________________

North Carolina	001-16485	56-2169715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.
Item 7.01       Regulation FD Disclosure.

     Pursuant to Items 2.02 and 7.01 of this current report, Krispy Kreme Doughnuts, Inc. hereby furnishes the information set forth in its press release issued on September 9, 2014, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Reports Financial Results For The Second Quarter Of Fiscal 2015”), dated September 9, 2014, is being furnished pursuant to Items 2.02 and 7.01.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: September 9, 2014

	By:	/s/ Douglas R. Muir
Douglas R. Muir
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release (“Krispy Kreme Reports Financial Results For The Second Quarter Of Fiscal 2015”), dated September 9, 2014, is being furnished pursuant to Items 2.02 and 7.01.